SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN DENTAL PARTNERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: Not Applicable
(2)	Form, Schedule or Registration Statement No.: Not Applicable
(3)	Filing Party: Not Applicable
(4)	Date Filed: Not Applicable

AMERICAN DENTAL PARTNERS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2005

Fellow American Dental Partners Shareholders:

I am pleased to notify you that the Annual Meeting of Shareholders of American Dental Partners, Inc. (the “Company”) will be held at the offices of Summit Partners located at 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116, on Tuesday, April 26, 2005, at 1:00 p.m., local time, for the following purposes:

1.	To elect two Class II directors;

2.	To consider a proposal to approve the adoption of the 2005 Equity Incentive Plan and reserve 450,000 shares of common stock for issuance under the plan;

3.	To consider a proposal to approve the adoption of the 2005 Directors Stock Option Plan and reserve 150,000 shares of common stock for issuance under the plan;

4.	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The close of business on March 10, 2005 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The address of the principal executive office of the Company is 201 Edgewater Drive, Suite 285, Wakefield, Massachusetts 01880.

By Order of the Board of Directors,

Gregory A. Serrao
Chairman, President and Chief
Executive Officer

Wakefield, Massachusetts

March 25, 2005

Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

PROXY STATEMENT

GENERAL

This Proxy Statement is being furnished to the holders of Common Stock, $.01 par value, of American Dental Partners, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Summit Partners located at 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116, on Tuesday, April 26, 2005, at 1:00 p.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy together with the 2004 Annual Report to Shareholders are first being sent to shareholders on or about March 25, 2005.

All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated, the shares will be voted to elect the director nominees set forth under “Election of Directors” and FOR Proposals 2 and 3. Any proxy may be revoked at any time prior to its exercise by delivery to the Company of a later dated proxy or by giving notice of revocation to the Company in writing. A shareholder’s presence at the Annual Meeting does not by itself revoke the proxy.

The close of business on March 10, 2005, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On the record date, there were 7,812,837 shares of the Company’s Common Stock outstanding and entitled to vote and approximately 25 shareholders of record. Each share of Common Stock is entitled to one vote. Only holders of Common Stock of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the Company’s Common Stock is necessary to constitute a quorum at the meeting.

ELECTION OF DIRECTORS

Pursuant to the Company’s By-laws and actions of the Board of Directors, the number of directors comprising the Board is set at seven. The Company currently has six directors, a decrease of one from last year as Gregory T. Swenson, D.D.S. resigned from the Board of Directors in September 2004, and a vacancy was then created on the Board. Following the Annual Meeting, the Nominating Committee intends to identify, interview and recommend to the Board of Directors a person to fill the vacancy created by Dr. Swenson’s resignation.

The Board of Directors is divided into three classes, Class I with one director (and one vacancy), Class II with two directors, and Class III with three directors. The directors in each class are elected to a three-year term. The terms of office of one class of directors expire each year at the annual meeting of shareholders and at such time as their successors are duly elected and qualified. The term of office of the Class II directors expires concurrently with the holding of the Annual Meeting, and the incumbent directors of Class II have been nominated by the Board of Directors for re-election. The Board of Directors has determined that all members other than Gregory A. Serrao are independent under the listing standards of The Nasdaq Stock Market, Inc. (the “Nasdaq Rules”).

There is no cumulative voting in the election of directors, and nominees receiving a plurality of the votes duly cast will be elected (i.e. the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes will not be counted in favor of or against any nominee. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Proxies cannot be voted for a greater number of persons than the nominees named.

At the Annual Meeting, Common Stock represented by proxies, unless otherwise specified, will be voted to elect the nominees named below as Class II directors each for a three-year term expiring in 2008. In the event that the nominees named below as Class II directors are unable to serve (which is not expected), the persons named in the proxy may vote for another nominee using their judgment.

Class II Directors

(Nominees for Election with Term Expiring in 2008)

James T. Kelly	Director since 1997

Mr. Kelly retired in May 2000 as Chairman of the Board of Lincare Holdings Inc., a provider of home respiratory therapy services. Mr. Kelly also serves as Director of HMS Holdings Corp. Age 58.

Martin J. Mannion	Director since 1996

Mr. Mannion is Managing Partner of Summit Partners, a private equity capital firm, where he has been employed since 1985. Age 45.

Set forth below is information relating to directors whose terms will continue after the Annual Meeting.

Class III Directors

(Term Expiring in 2006)

Gerard M. Moufflet	Director since 2003

Mr. Moufflet is Founder, President and Chief Executive Officer of Acceleration International Corporation, a private equity firm which invests in the health care sector in the United States and Europe, where he has been employed since 2002. From 1989 to 2001, Mr. Moufflet was a Managing Director of Advent International, a private equity firm. Mr. Moufflet also serves as Director of Curative Health Services Serologicals. Age 61.

Derril W. Reeves	Director since 1997

Mr. Reeves is Executive Vice President of Development of Surgis, Inc., an outpatient surgery center company where he has been employed since July 2001. From January 1998 until June 2000, Mr. Reeves served as Vice Chairman of the Board of Directors and Chief Development Officer of Phycor, Inc. Age 61.

Gregory A. Serrao	Director since 1995

Mr. Serrao is Founder, President and Chief Executive Officer of the Company and has been Chairman since October 1997. From 1992 until 1995, Mr. Serrao served as the President of National Specialty Services, Inc., a subsidiary of Cardinal Health, Inc. Age 42.

Class I Director

(Term Expiring in 2007)

Robert E. Hunter, D.M.D.	Director since 2002

Dr. Hunter is President and Chief Executive Officer of DentaQuest Ventures, Inc., a for-profit subsidiary of Delta Dental Plan of Massachusetts, where he has been employed since 1988. He is a member of the Board of Overseers for the Malcolm Baldridge National Quality Award and the former President of Mass Excellence. Age 68.

As indicated above, Mr. Reeves served as Vice Chairman of the Board of Directors and Chief Development Officer for Phycor, Inc. from 1998 until June 2000. On January 31, 2002, Phycor, Inc. filed a voluntary petition for reorganization relief and a pre-negotiated reorganization plan under Chapter 11 of the United States Bankruptcy Code. This reorganization plan was approved on July 6, 2002 by the U.S. Bankruptcy Court for the Southern District of New York.

Board of Directors Committees and Meetings

The Board of Directors has established a Compensation Committee, an Audit Committee, a Directors Stock Option Plan Committee and a Nominating Committee. The table below provides information with respect to the various committees and meetings held during 2004. In addition to these meetings and actions disclosed, the Chairman of the Audit Committee, pursuant to delegated authority, considered and pre-approved certain non-audit services provided by the independent accountant.

	Board of Directors	Board Committees
		Compensation	Audit	Directors Stock Option Plan	Nominating

2004 Activity (a)	5 Meetings	4 Meetings	5 Meetings	No Meetings	1 Meeting
	3 Actions by	No Actions by	1 Action by	1 Action by	1 Action by
	Written Consent	Written Consent	Written Consent	Written Consent	Written Consent
Robert E. Hunter, D.M.D.	Independent (b)	Member	—	—	—
James T. Kelly	Independent (b)	—	Chairman (c) (d)	—	—
Martin J. Mannion	Independent (b)	Member	Member (d)	—	—
Gerard M. Moufflet	Independent (b)	—	Member (c) (d)	—	Member
Derril W. Reeves	Independent (b)	Member	Member (d)	—	Member
Gregory A. Serrao	Employee	—	—	Member	—
Gregory T. Swenson, D.D.S. (e)	Employee	—	—	—	—

(a)	Each director attended at least 75% of the meetings held by the Board of Directors and the committees on which he served during 2004.
(b)	Independent under the Nasdaq Rules.
(c)	The Board of Directors has determined that Messers. Kelly and Moufflet meet the Securities and Exchange Commission criteria of an Audit Committee Financial Expert.
(d)	Independent under the heightened independence standards applicable to audit committee members under the Nasdaq Rules as mandated by the Sarbanes-Oxley Act of 2002.
(e)	Dr. Swenson resigned from the Board of Directors in September 2004.

The Compensation Committee is responsible for approving the compensation of executive officers of the Company and administering the Company’s stock plans other than the Amended and Restated 1996 Directors Stock Option Plan.

The Audit Committee is responsible for the appointment of the Company’s independent auditors, approval of all audit and permitted non-audit services of the independent auditors, supervision of the annual audit of the Company’s consolidated financial statements by the independent auditors, review of the Company’s internal controls and related matters.

The Directors Stock Option Plan Committee is responsible for administering the Amended and Restated 1996 Directors Stock Option Plan.

The Nominating Committee is responsible for identifying individuals qualified to become Board members and to select or recommend to the Board of Directors nominees for election to the Board. The Nominating Committee recommended to the Board that the incumbent Class II directors be nominated for re-election to the Board at the Annual Meeting.

The Nominating Committee Charter requires that the committee shall consist of one or more directors, each of whom shall be an independent director, as defined by the Nasdaq Rules. Pursuant to that charter the Nominating Committee has the responsibility for, among other things, assessing the qualifications of proposed nominees to the Board, assessing their independence, and considering age, skill, and experience in the context of the needs of the Board. At a minimum, the Nominating Committee has determined that Board members should share the values of the Company and possess high personal and professional integrity, the ability to exercise sound business judgment, and the availability and willingness to devote sufficient time to Board activities. The Nominating Committee may establish additional minimum qualifications for director nominees as it deems appropriate.

In addition, the Nominating Committee Charter provides that the Nominating Committee will consider individuals recommended by the Company’s shareholders for membership on the Board under certain conditions. To be considered, a recommendation must be made in a written notice addressed to the Chairman of the Board of the Company at the Company’s corporate offices, including, at a minimum, the following items, or such additional or other items as may be determined by the Nominating Committee from time to time: (a) the name and address (as they appear on the Company’s books) and telephone number of the shareholder making the recommendation, including information on the number of shares owned, and if such person is not a shareholder of record or if such shares are owned by an entity, reasonable evidence of such person’s ownership of such shares or such person’s authority to act on behalf of such entity; (b) the full legal name, address and telephone number of the individual being recommended, together with a reasonably detailed description of the background, experience, and qualifications of that individual; (c) a written acknowledgement by the individual being recommended that he or she has consented to that recommendation and consents to the Company’s undertaking of an investigation into that individual’s background, experience and qualifications in the event that the Nominating Committee desires to do so; (d) the disclosure of any relationship of the individual being recommended with the Company or any of its subsidiaries or affiliates, or with any competitor of the Company, whether direct or indirect; and (e) if known to the shareholder, any material interest of such shareholder or individual being recommended in any business or proposals to be presented at the Company’s next annual meeting of shareholders (or a statement to the effect that no material interest is known to such shareholder).

Since the Nominating Committee decided to recommend the re-election of incumbent directors to the Board, it has not yet established a specific process for identifying other potential nominees, other than the procedures described above for shareholder recommendations. Subject to those procedures, the Nominating Committee anticipates evaluating all nominees on the same basis.

The Nominating Committee Charter is available on the Company’s website at www.amdpi.com.

Compensation of Directors

Directors who are also employees of the Company or one of its subsidiaries do not receive additional compensation for serving as directors. In 2004, each non-employee director, other than Mr. Mannion, received a retainer of $4,500 per quarter, and a fee of $1,150 for attending each Board of Directors’ meeting and $1,000 for attending each committee meeting. The Audit Committee Chairman also received an annual retainer of $5,000. Starting in April 2004, Mr. Mannion received a retainer and fees under the same guidelines as the other non-employee directors. Prior to April 2004, Mr. Mannion did not receive compensation from the Company for serving as a director. No determination has been made regarding director compensation for 2005. Unless and until action is taken by the Board, directors will continue to be compensated in the amounts paid in 2004. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof. In addition, directors who are not employees are eligible to receive options under the Company’s 1996 Amended and Restated Directors Stock Option Plan. These options are issued at such times and in such amounts as may be determined by the Directors Stock Option Plan Committee.

The following table sets forth all grants of stock options to the members of the Board of Directors other than Mr. Serrao during 2004:

	Number of Securities Underlying Options	Exercise Price Per Share	Expiration Date
Robert E. Hunter, D.M.D.	10,000	$13.35	2/24/14
James T. Kelly	10,000	$13.35	2/24/14
Martin J. Mannion	10,000	$13.35	2/24/14
Gerard M. Moufflet	10,000	$13.35	2/24/14
Derril W. Reeves	10,000	$13.35	2/24/14
Gregory T. Swenson, D.D.S. (1)	8,100	$13.35	2/24/14

(1)	These options were granted to Dr. Swenson as additional compensation in connection with his employment with a subsidiary of the Company, and not as compensation for serving as a director. Dr. Swenson resigned from the Board of Directors in September 2004 and these options were forfeited.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of Common Stock as of March 10, 2005, by: (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) the Company’s Chief Executive Officer and the four other most highly compensated executive officers named in the Summary Compensation Table; and (iv) the Company’s directors and executive officers as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

	Shares Beneficially Owned (1)
	Number	Percentage
Stadium Capital Management, L.L.C. (2)	1,472,947	18.6%
Brown Brothers Harriman & Co. (3)	733,700	9.3%
Times Square Capital Management, Inc. (4)	714,400	9.0%
J.P. Morgan Chase & Co. (5)	672,200	8.5%
Gregory A. Serrao (6)(7)	588,243	7.2%
Breht T. Feigh (6)	134,148	1.7%
Michael J. Vaughan (6)	98,519	1.2%
Jesley C. Ruff, D.D.S. (6)	76,044	1.0%
James T. Kelly (6)	45,672	*
Derril W. Reeves (6)	43,980	*
Paul F. Gill (6)	23,975	*
Martin J. Mannion (6)	20,105	*
Gerard M. Moufflet (6)	6,417	*
Robert E. Hunter, D.M.D. (6)	3,200	*
All executive officers and directors as a group (17 persons) (8)	1,101,221	12.8%

*	less than 1%
(1)	This table includes for each person or group of persons shares of Common Stock that may be purchased by such person or group pursuant to options which are currently exercisable or exercisable within 60 days of March 10, 2005. As of such date, a total of 7,919,112 shares of Common Stock were outstanding and options to purchase 785,992 shares were exercisable.
(2)	The address for Stadium Capital Partners, L.P. is 19785 Village Office Court, Suite 101, Bend, Oregon 97702.
(3)	The address for Brown Brothers Harriman & Co. is 140 Broadway, New York, New York 10005.
(4)	The address for Times Square Capital Management, Inc. is Four Times Square, 25th Floor, New York, New York 10036.
(5)	The address for J.P. Morgan Chase & Co. is 270 Park Ave., New York, NY 10017.
(6)	Includes options to purchase 253,743 shares for Mr. Serrao, 110,437 shares for Mr. Feigh, 92,769 shares for Mr. Vaughan, 24,618 shares for Dr. Ruff, 45,672 shares for Mr. Kelly, 40,980 for Mr. Reeves, 18,823 shares for Mr. Gill, 20,105 shares for Mr. Mannion, 6,417 shares for Mr. Moufflet and 2,500 for Dr. Hunter, respectively, which are currently exercisable or exercisable within 60 days of March 10, 2005.
(7)	Includes 19,248 shares owned by a family trust, of which Mr. Serrao is the grantor and trustee, 7,500 shares held by Mr. Serrao’s minor children and 5,000 shares held by Mr. Serrao’s wife. The address for Mr. Serrao is American Dental Partners, Inc., 201 Edgewater Drive, Suite 285, Wakefield, Massachusetts 01880.
(8)	Includes options to purchase 666,171 shares for all executive officers and directors as a group which are currently exercisable or exercisable within 60 days of March 10, 2005.

EXECUTIVE COMPENSATION

Set forth below is summary information regarding the annual and long-term compensation of the Company’s chief executive officer and the four other most highly compensated executive officers of the Company at December 31, 2004.

	Annual Compensation							Number of Securities Underlying Options	All Other Compensation (2)
	Year	Salary		Bonus		Other Annual Compensation (1)
Gregory A. Serrao Chairman, President and Chief Executive Officer	2004 2003 2002	$ $ $	400,000 350,000 337,730	$ $ $	240,000 208,000 73,000	$ $ $	— — —	22,100 180,929 21,500	$ $ $	15,500 15,000 5,500

Michael J. Vaughan Executive Vice President and Chief Operating Officer	2004 2003 2002	$ $ $	245,000 220,000 179,538	$ $ $	245,000 160,000 29,000	$ $ $	— — —	16,100 103,353 20,500	$ $ $	6,500 97,322 5,386	(3)

Breht T. Feigh Executive Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	$ $ $	225,000 200,000 160,000	$ $ $	135,000 88,000 30,000	$ $ $	— — —	10,300 111,830 17,250	$ $ $	5,593 5,163 4,669

Jesley C. Ruff, D.D.S. Senior Vice President, Chief Professional Officer	2004 2003 2002	$ $ $	180,000 163,000 153,000	$ $ $	72,000 65,200 19,000	$ $ $	— — —	7,900 2,197 10,000	$ $ $	2,892 2,445 2,290

Paul F. Gill Senior Vice President, Regional Operations	2004 2003 2002	$ $ $	204,000 200,000 183,010	$ $ $	38,250 15,000 20,000	$ $ $	— — —	4,900 2,312 11,000	$ $ $	7,751 8,382 5,043

(1)	Except as specifically noted, no named executive officer received prequisites and other personal benefits above the threshold amounts specified in the regulations of the Securities and Exchange Commission.
(2)	In 2004, represents matching contributions under the Company’s 401(k) plan, except for auto allowances of $9,000 and $1,800 for Mr. Serrao and Mr. Gill, respectively.
(3)	In 2003, includes $91,537 of moving and relocation expenses for Mr. Vaughan.

Option Grants in Last Fiscal Year

The following table sets forth all grants of stock options to the executive officers named in the Summary Compensation Table during 2004:

	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
Gregory A. Serrao (1)	22,100	13%	$13.35	2/24/14	$185,546	$470,210
Michael J. Vaughan (1)	16,100	10%	$13.35	2/24/14	$135,171	$342,551
Breht T. Feigh (1)	10,300	6%	$13.35	2/24/14	$86,476	$219,148
Jesley C. Ruff, D.D.S. (1)	7,900	5%	$13.35	2/24/14	$66,326	$168,084
Paul F. Gill (1)	4,900	3%	$13.35	2/24/14	$41,139	$104,255

(1)	All option grants were issued under the Amended and Restated 1996 Stock Option Plan, as amended. The exercise price of such options is no less than the fair market value of the Company’s Common Stock on the date of grant. Options become exercisable in equal annual installments over a four-year period.
(2)	These amounts are based on hypothetical appreciation rates of 5% and 10% and are not intended to forecast actual future appreciation of the Company’s Common Stock. No gain to optionees is possible without an actual increase in the price of the Company’s shares, which would benefit all of the Company’s shareholders. All calculations are based on a ten-year option period.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

The following table sets forth options exercised, value received on options exercised, the number of securities underlying unexercised options and the value of in-the-money stock options held by the executive officers named in the Summary Compensation Table as of December 31, 2004:

	Options Exercised	Value Received	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory A. Serrao	241,000	$4,042,155	265,924	128,834	$5,041,919	$2,442,693
Michael J. Vaughan	15,000	$169,194	81,671	82,724	$1,548,482	$1,568,447
Breht T. Feigh	—	$—	102,496	79,477	$1,943,324	$1,506,884
Jesley C. Ruff, D.D.S.	—	$—	18,563	15,578	$351,954	$295,359
Paul F. Gill	6,400	$64,904	13,160	14,494	$249,514	$274,806

Ten-Year Option Repricings

The following table sets forth grants of stock options to executive officers named in the Summary Compensation Table during 2003 as part of the Company’s one-time stock option exchange program:

	Date	Number of Securities Underlying Replacement Options	Market Price at Time of Replacement Options		Exercise Price of Cancelled Options		Exercise Price of Replacement Options		Length of Original Term Remaining at Date of Cancellation
Gregory A. Serrao Chairman, President and Chief Executive Officer	7/3/03 7/3/03 7/3/03	152,631 9,369 10,800	$ $ $	8.98 8.98 8.98	$ $ $	14.17 14.17 13.00	$ $ $	8.98 8.98 8.98	4.6 years 4.1 years 5.2 years

Michael J. Vaughan Executive Vice President and Chief Operating Officer	—	—		$—		$—		$—	—

Breht T. Feigh Executive Vice President, Chief Financial Officer and Treasurer	7/3/03 7/3/03	8,100 389	$ $	8.98 8.98	$ $	14.17 13.00	$ $	8.98 8.98	4.8 years 5.2 years

Jesley C. Ruff, D.D.S. Senior Vice President, Chief Professional Officer	—	—		$—		$—		$—	—

Paul F. Gill Senior Vice President, Regional Operations	—	—		$—		$—		$—	—

Employment Agreement

The Company and Mr. Serrao are parties to an Amended and Restated Employment and Non-Competition Agreement dated January 2, 2001. Under this agreement, Mr. Serrao serves as Chairman of the Board, Chief Executive Officer, and President of the Company, reporting to the Board of Directors, and with broad authority to manage and direct the affairs and operations of the Company, subject to the reasonable control, guidelines, and policies of the Board of Directors.

Pursuant to his employment agreement, Mr. Serrao is entitled to receive an annual base salary, which was $400,000 for 2004 (subject to potential increases), and may earn a potential bonus payment in an amount up to a specified percentage of his then current base salary (currently 60%) for 2004. He also is entitled to a variety of benefits, including coverage under the Company’s group health, life, and disability insurance plans and other benefit programs made available to senior executives of the Company.

Mr. Serrao’s employment agreement has no stated term. It continues until terminated by one of the methods provided in the agreement. The agreement terminates automatically upon Mr. Serrao’s death or permanent disability. In addition, either party can terminate the agreement on 90 days’ prior notice.

The Company also may terminate the agreement for “cause,” which is defined to include Mr. Serrao’s conviction of, or pleading guilty or no contest to, any felony, his willful failure or refusal to perform his duties, his disclosure of the Company’s proprietary information, his breach of the non-competition or non-solicitation provisions contained in the agreement, or his fraud or embezzlement, or any other act of dishonesty against the Company.

If the agreement is terminated by the Company without cause, Mr. Serrao is entitled to receive severance benefits in an amount equal to his then current annual base salary, and health, disability, and insurance benefits, at the Company’s cost, for 12 months following termination, plus his pro rata share of any bonus which otherwise would have been paid with respect to the year of termination, payable at the time the bonus otherwise would have been paid had his employment continued.

Mr. Serrao may terminate the agreement for “good reason,” which is defined to include any reduction in the compensation payable under the agreement, or any material reduction of the other benefits to which Mr. Serrao is entitled under the agreement, any material reduction by the Company in Mr. Serrao’s responsibilities, authority, title or position, or the assignment to him of responsibilities or duties inconsistent with his offices, or a change of control of the Company.

For purposes of the employment agreement, a “change of control” is deemed to occur if, as a result of one or more transactions (other than public offerings of securities by the Company), a person or group of persons acting in concert own collectively a majority of the voting securities of the Company or have the right to elect a majority of the Board. However, if Mr. Serrao is afforded the opportunity to continue in the same positions with the surviving corporation following the change of control, with responsibilities, authority, compensation and other benefits no less favorable than those in effect prior to the change of control, Mr. Serrao may not terminate the agreement for good reason as a result of the change of control until the first anniversary of the change of control.

If Mr. Serrao terminates the agreement for good reason, he is entitled to receive the same severance benefits (other than the pro rata share of the bonus) as if he were terminated by the Company without cause, plus payment of the full amount of the bonus that otherwise could have been payable to him with respect to the year of termination, with the bonus payable in 12 equal monthly installments payable at the same time as the continuing payments of his base salary.

Compensation Committee Interlocks

Messrs. Mannion, Reeves and Hunter serve as the current members of the Company’s Compensation Committee. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company’s Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

The Company acquired PDHC, Ltd. (“PDHC”) pursuant to an Acquisition and Exchange Agreement effective November 12, 1996 (the “Acquisition Agreement”), among the Company, PDHC and all of the shareholders of PDHC, including Dr. Swenson, a former director of the Company. Under the Acquisition Agreement, the shareholders of PDHC received an aggregate of $3.3 million in cash, $1.5 million principal amount of Subordinated Notes of the Company and 1,260,000 shares of Common Stock in consideration for the exchange of all of their PDHC shares. The Company completed payments under the Subordinated Notes in 2003. The terms and conditions of the acquisition of PDHC, including the consideration received for the exchange of the PDHC shares, were based upon arm’s-length negotiations between representatives of the Company and PDHC, including Dr. Swenson.

Peter G. Swenson, Dr. Swenson’s son, is an employee and executive officer of the Company. In 2004, Peter Swenson earned $173,355 in salary and bonus from the Company. The Company expects that Peter Swenson will continue to be employed by, and an executive officer of, the Company in 2005.

In connection with the PDHC acquisition, the Company entered into a service agreement with the professional corporation, PDG, P.A. (“PDG”), owned in part by Dr. Swenson. This service agreement is on substantially the same terms and conditions as all of the Company’s other service agreements. The amounts received by PDHC under the service agreement with PDG in 2004 was approximately $56,746,000. At December 31, 2004, Dr. Swenson owned approximately 1% of the issued and outstanding capital stock of PDG. Additionally, the Company paid Dr. Swenson approximately $194,000 in base salary through the date of his resignation in September 2004, in his capacity as an employee of PDHC.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors and consistent with its other responsibilities, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight relating to the integrity of the financial statements of the Company and the Company’s systems of internal accounting and financial controls. The Audit Committee is composed entirely of directors who are independent under the standards applicable to audit committee members under the Nasdaq Rules.

In discharging its oversight responsibilities, the Audit Committee engaged the Company’s independent accountant for its audit of the Company’s consolidated financial statements for the year ended December 31, 2004, as well as its review and assessment of the Company’s internal controls relating to financial reporting as required under the Sarbanes-Oxley Act of 2002, and approved in advance all audit and non-audit services performed by the Company’s independent accountant. In addition, the Audit Committee discussed with the independent accountant its independence from the Company and its management, obtained from the independent accountants a formal written statement confirming that, in their professional judgment, there are no relationships that impair its independence, consistent with Rule 3600T of the Public Company Accounting Oversight Board, which adopted on an interim basis Independent Standards Board Standard No. 1, “Independence Discussions With Audit Committees,” and satisfied itself as to the independent accountant’s independence.

The Audit Committee provided the independent accountant with full access to the Audit Committee, discussed and reviewed with the independent accountant the communications required by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended by Auditing Standard No. 90, and discussed and reviewed the results of the independent accountant’s audit of the Company’s financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2004, with management and the independent accountant. The Audit Committee also discussed with the independent accountant, with and without management present, its assessment of the adequacy and effectiveness of the Company’s accounting and financial controls and the overall quality of the Company’s financial reporting. Management has the responsibility for the preparation of the Company’s financial statements, and the independent account has the responsibility for performing an independent audit of those statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

Based upon the reviews, discussions and other activities referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

James T. Kelly, Chairman

Martin J. Mannion

Gerard M. Moufflet

Derril W. Reeves

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors reviews executive compensation policies and programs for the Chief Executive Officer and the other executive officers of the Company, evaluates the performance of management in the context of the Company’s performance and other criteria, and approves the compensation of the Company’s executive officers. The Compensation Committee also administers the Company’s equity incentive plans other than the Directors Stock Option Plan. The Compensation Committee is composed entirely of directors who are independent under the Nasdaq Rules.

Executive Compensation Philosophy

The Compensation Committee’s primary objective with respect to executive compensation is to establish programs which attract and retain key managers and align their compensation with the Company’s overall performance. The Compensation Committee believes that incentive, performance-based compensation can be a key factor in motivating executive performance to maximize shareholder value and align executive performance with Company objectives and shareholder interests. To this end, the Compensation Committee has adopted an executive compensation philosophy which includes the following considerations:

•	An emphasis on performance-based compensation that differentiates compensation results based upon varying elements of corporate, operating unit, and individual performance.

•	A recognition of both quantitative and qualitative performance objectives based upon an executive officer’s responsibilities.

•	A mix of short-term cash and long-term equity-based compensation.

Periodic Review of Compensation

The Compensation Committee periodically reviews the competitiveness and effectiveness of the Company’s executive compensation, particularly with respect to its Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer. The Compensation Committee has previously compared the salary and bonus levels of those officers with those of an internally generated comparator group of companies which is not the same as the peer group of companies used for purposes of the Performance Graph included in this proxy statement, but which includes companies of comparable size and geographic location. For 2005, the Compensation Committee has retained an outside consultant to assist the Compensation Committee in evaluating and establishing the primary elements of the total compensation of these officers, including base salaries, cash bonuses and equity incentives.

The Compensation Committee typically reviews annual compensation matters over multiple meetings, and Compensation Committee members seek additional information where appropriate to assist it in its deliberations. The Compensation Committee has reviewed the primary components of the compensation arrangements for the Company’s executive officers and believes that their compensation is reasonable and not excessive. In addition, the Compensation Committee believes that the 2004 executive compensation arrangements appropriately reflect the Company’s compensation philosophy of aligning the interests of the Company’s executive officers with the interests of the Company’s shareholders.

Elements of Executive Compensation

The principal elements of the compensation packages for the Company’s executive officers are base salaries, cash bonus plans and stock option grants.

Base Salaries. The Compensation Committee annually reviews and determines the base salaries of the Chief Executive Officer and the other executive officers of the Company. Base salaries are determined on the basis of individual performance, level of responsibility and available market information.

Cash Bonus Plans. The Company’s executive officers also are eligible to receive annual performance-based cash bonuses. The bonus amounts are determined based upon varying percentages of base salary and are dependent upon a variety of factors, including each executive’s level of responsibility and function. Performance objectives are established for each executive officer, involving to varying degrees quantitative objectives related to improving the Company’s financial performance and other qualitative and developmental criteria. The primary quantitative objective is achievement of the earnings from operations (“EFO”) set forth in the Company’s annual operating plan. Each executive has a portion, and in certain cases all, of his bonus tied to achievement of an EFO target. For executive officers with responsibilities relating primarily to the Company’s operations in a geographic region, the annual cash bonuses are based primarily on the achievement of EFO objectives for those regional operations. For executive officers with primarily corporate responsibilities, the annual cash bonuses are based in whole or part on achievement of an EFO target for the Company as a whole, as well as in many cases individual annual performance objectives which are qualitative and developmental and thus subjective in nature.

The Compensation Committee relies heavily on the criteria mentioned, but it may consider other factors as well in determining the final amount of annual bonuses. For 2004, certain executive officers earned their full potential bonuses, while others received only a portion of their potential bonuses.

Stock Option Grants. The Company’s executive officers also are eligible to receive equity based incentive compensation. Historically, they have been eligible to receive grants of stock options under the Company’s Amended and Restated 1996 Stock Option Plan, as amended (the “1996 Plan”). Grants under this Plan are designed to align a significant portion of the executive compensation package with the long-term interests of the Company’s shareholders by providing an incentive that focuses attention on managing the Company from the perspective of a shareholder. All stock options granted by the Compensation Committee in 2004 vest over a four-year period, with 25% vesting on each anniversary of the grant date.

The executive officers are also eligible to receive awards of restricted shares under the Company 1999 Restricted Stock Plan (the “1999 Plan”). However, no awards have been made under the 1999 Plan.

The Compensation Committee and the Board of Directors desire to continue to provide equity-based incentive compensation to the executive officers, but they desire to expand the types of potential equity awards. Accordingly, as described in this proxy statement, the Company’s shareholders are being asked to approve a new 2005 Equity Incentive Plan for the Company’s officers and other key employees. The Compensation Committee believes that the 2005 Equity Incentive Plan will provide the Compensation Committee with needed flexibility in determining the appropriate type and level of equity-based compensation for the executive officers. If that plan is approved by the shareholders, the Compensation Committee will not grant any additional options under the 1996 Plan, and the 1999 Plan will be terminated.

The executive officers of the Company other than the Chief Executive Officer also are eligible to participate in the Company’s 1997 Employee Stock Purchase Plan.

Compensation of the Chief Executive Officer

The Compensation Committee reviews the performance of the Chief Executive Officer and the overall performance of the Company on at least an annual basis. These reviews and the compensation policies described above are used to determine the Chief Executive Officer’s compensation. In determining his compensation, the Compensation Committee considers a variety of factors, including achievement of corporate, individual, and organizational objectives for the year, including the Company’s financial performance, as well as other more subjective considerations, such as the Company’s progress with respect to strategic objectives and overall development of the Company’s management personnel. The Compensation Committee also has considered salary and cash bonus information of chief executive officers of other companies as described above.

Mr. Serrao’s base salary for 2004 began at $350,000, which was the same as for 2003. The base salary increased to $400,000 on July 1, 2004, as previously approved by the Compensation Committee during its consideration at the end of 2003 of the base salaries of all executive officers.

Mr. Serrao earned and the Compensation Committee approved the payment of a bonus for 2004 performance in the amount of $240,000, which was paid in 2005. This bonus, reflecting the full potential bonus authorized at the beginning of 2004, was earned as a result of the Company’s EFO exceeding the amount targeted in the Company’s 2004 operating plan.

In 2004, the Compensation Committee granted Mr. Serrao an option to purchase 22,100 shares of common stock at an exercise price of $13.35 as part of his incentive compensation earned for the Company’s 2003 financial performance. This option vests over a four-year period and is intended to provide Mr. Serrao with a long-term incentive tied to the Company’s performance.

The Compensation Committee believes that the compensation described above and the other compensation provided to Mr. Serrao, consisting of his participation in Company sponsored benefit plans, such as the Company’s 401(k) plan and group health, life, and disability insurance plans, and an automobile allowance, reflect total compensation that is reasonable and not excessive, and is consistent with the compensation policies described above.

Robert E. Hunter, D.M.D.

Martin J. Mannion

Derril W. Reeves

PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in the Company’s Common Stock with the cumulative total return of a hypothetical investment in each of the Russell 2000 Index and a peer group index, the Standard and Poor’s Health Care Sector Index, based on the respective market price of each such investment for each of the years ended December 31, 2000, 2001, 2002, 2003 and 2004 assuming in each case an initial investment of $100 was made on December 31, 1999 and the reinvestment of dividends.

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04
American Dental Partners, Inc.	100.00	107.14	90.00	126.76	162.14	270.86
Russell 2000	100.00	96.98	99.39	79.03	116.38	137.71
S & P Health Care	100.00	137.05	120.68	97.96	112.71	114.60

PROPOSAL 2 – APPROVAL OF 2005 EQUITY INCENTIVE PLAN

The Board of Directors has approved and recommends that the shareholders vote for the approval of the American Dental Partners, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). The 2005 Plan will not be effective unless it is approved by the shareholders.

The Board’s approval and recommendation of the 2005 Plan follows a review and evaluation of the Company’s existing compensation plans. While the 2005 Plan represents, in part, a continuation of the Company’s stock option program, it also provides flexibility in the form of potential equity awards to meet changing business needs. The primary purpose of the 2005 Plan is to advance the interests of the Company and its shareholders by providing a means of attracting and retaining key employees for the Company and its subsidiaries. In furtherance of this purpose, the 2005 Plan encourages and enables key employees to participate in the Company’s future prosperity and growth by providing them with incentives and compensation based on the Company’s performance, development, and financial success. On March 10, 2005, the closing price of the shares of the Company’s Common Stock on Nasdaq was $22.01.

At the Annual Meeting the shareholders will vote on the proposal for the approval of the 2005 Plan. If the 2005 Plan is approved, no further stock options will be granted by the Company under the Company’s Amended and Restated 1996 Stock Option Plan, as amended, and the Company’s 1999 Restricted Stock Plan will be terminated. The number of shares underlying these existing plans which are available for grant are 95,051 and 25,000, respectively. A summary of the 2005 Plan follows and is qualified by reference to the full text of the 2005 Plan, which is included in this proxy statement as Appendix A. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval of the 2005 Plan. Broker non-votes are not considered to be shares present in person or represented by proxy, but abstentions are considered to be shares present in person or represented by proxy, and, therefore, abstentions will have the effect of votes against the proposal.

The Board of Directors unanimously recommends a vote “FOR” the approval of the American Dental Partners, Inc. 2005 Equity Incentive Plan.

Summary of the 2005 Equity Incentive Plan

General. The 2005 Plan includes provisions which provide for the grant of (a) incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) stock options not intended to qualify under Section 422 of the Code (“NQSOs”), (c) shares of Common Stock of the Company (the “Shares”) which will be subject to a vesting schedule based upon the recipient’s continued employment (“Restricted Shares”), (d) Shares which will be subject to a vesting schedule based upon certain performance objectives (“Performance Shares”), and (e) the right to receive Shares at the end of a specified deferral period (“Deferred Shares”). ISOs and NQSOs are collectively referred to as “Stock Options.” Stock Options, Restricted Shares, Performance Shares and Deferred Shares are collectively referred to as “Awards.”

Administration. The 2005 Plan will be administered by a committee of the Board of Directors comprised of two or more members who qualify as (a) “non-employee directors” under Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended, (b) “independent directors” under the rules of The Nasdaq Stock Market, Inc., or such other stock exchange on which the Company’s shares may be traded, and (c) “outside directors” within the meaning of Section 162(m) of the Code.

Participants. The persons eligible to receive Awards under the 2005 Plan include officers who are employees, and other key employees, of the Company or a subsidiary, as determined or approved by the Committee (the “Participants”).

Share Subject To 2005 Plan. The maximum aggregate number of Shares that may be issued under the 2005 Plan is 450,000. The maximum aggregate number of Shares that may be issued upon exercise of ISOs granted under the 2005 Plan is 150,000. The maximum aggregate number of Shares with respect to which Awards may be made to any single Participant under the 2005 Plan during any single calendar year is 100,000. Shares that are forfeited or returned to the Company in payment of the exercise price or tax withholding with respect to Awards will again be available for equity awards under the 2005 Plan. Awards may be granted alone or in addition to other Awards granted under the 2005 Plan.

Stock Options. Each Stock Option will have an exercise price per Share that is not less than the fair market value of the Shares on the date the option is granted, provided that if at the time an ISO is granted, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company (a “10% Holder”), the exercise price per Share will be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant.

Payment of the exercise price of Stock Options may be made by certified or bank cashier’s check or other form of payment acceptable to the Company (“Cash Payment”), or, if approved by the Committee, by delivery of unrestricted Shares having a fair market value on the date of delivery equal to the total exercise price, surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise, or a combination of these.

A Stock Option will be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option, and the Stock Option will become vested on the dates or on the basis of such other criteria as the Committee may determine. No Stock Option will be exercisable after the expiration of 10 years from its grant. In addition, with respect to ISOs, if the grantee is a 10% Holder, the ISO will not be exercisable after the expiration of 5 years from the date on which it is granted.

An ISO may be transferred only upon the Participant’s death by will or the laws of descent and distribution. NQSOs may be transferred by will or the laws of descent and distribution, and the Committee may provide for the irrevocable transfer, without payment of consideration, of any NQSO by a Participant during the Participant’s lifetime to specified members of the Participant’s family.

Unless otherwise determined by the Committee at or before grant, if a Participant’s employment with the Company and its subsidiaries terminates, then unvested Stock Options will automatically terminate. To the extent the Stock Option is vested as of the termination date, the Stock Option may be exercised by the Participant during the following periods: (i) if the termination is a result of the Participant’s death or disability, the vested portion of the Stock Option will be exercisable for a period of one year from the date of death or disability, or (ii) if a Participant’s employment terminates for any other reason, then the vested portion of the Stock Option may be exercised for a period of 90 days from the date of termination.

Restricted Shares. The 2005 Plan authorizes the Committee to award Restricted Shares subject to vesting over such period as the Committee may determine. The Restricted Shares will not be transferable during the period of those restrictions.

The purchase price for Restricted Shares will be any price set by the Committee and may be zero. Payment of the purchase price, if any, will be made by a Cash Payment, or, if approved by the Committee, by delivery of unrestricted Shares having a fair market value on the date of delivery equal to the total purchase price, or a combination of these.

Restricted Shares will be issued with an appropriate legend reflecting the applicable restrictions. Upon the expiration of the restriction period without forfeiture of the Restricted Shares, unrestricted Shares will be delivered to the Participant.

Except as provided in the 2005 Plan or the agreement applicable to Restricted Shares, a Participant awarded Restricted Shares will have all of the rights of a shareholder in the Company with respect to those Restricted

Shares, including the right to vote the Restricted Shares and the right to receive any dividends or other distributions with respect to the Restricted Shares, provided that such rights shall terminate automatically with respect to any Restricted Shares that are forfeited.

If a Participant’s employment by the Company and its subsidiaries terminates before the end of the restriction period with the consent of the Committee or upon a Participant’s death or disability, the Committee may authorize the retention by such Participant of all or a portion of the Restricted Shares which would have been retained by him had his employment continued until the end of the restriction period. Otherwise, all Restricted Sharers still subject to restriction at the time of any such termination will be forfeited. If a Participant’s employment by the Company and its subsidiaries terminates before the end of the restriction period for any other reason, all Restricted Shares awarded to the Participant and still subject to restrictions will be forfeited.

Performance Shares. The Committee may award Performance Shares that are subject to vesting based upon achievement of one or more performance goals over a performance period established by the Committee at the time of the Award. The performance goals may be one or any combination of the following: revenue, earnings or earnings per share, earnings from operations, cash flow, return on capital, shareholder return, achievement of cost control, or stock price of the Company. The performance goals may also be based upon attaining specified levels of Company performance under one or more of these measures relative to the performance of other companies. The performance goals may be established on a Company-wide basis or with respect to one or more subsidiaries, operating units, divisions, or ventures of the Company.

The purchase price for Performance Shares will be any price set by the Committee and may be zero. Payment of the purchase price, if any, will be made by a Cash Payment, or, if approved by the Committee, by delivery of unrestricted Shares having a fair market value on the date of delivery equal to the total purchase price, or a combination of these.

Performance Shares will be issued with an appropriate legend reflecting the applicable restrictions. Upon the expiration of the restriction period without forfeiture of the Performance Shares, unrestricted Shares will be delivered to the Participant.

Except as provided in the 2005 Plan or the agreement applicable to Performance Shares, a Participant who is awarded Performance Shares will have all of the rights of a shareholder in the Company with respect to those Performance Shares, including the right to vote the Performance Shares and the right to receive any dividends or other distributions with respect to the Performance Shares, provided that such rights will terminate automatically with respect to any Performance Shares that are forfeited.

If a Participant’s employment by the Company and its subsidiaries terminates before the end of the performance period and any additional restriction period with the consent of the Committee or upon a Participant’s death or disability, the Committee may authorize the retention by such Participant of all or a portion of the Performance Shares which would have been retained by him had his employment continued until the end of the performance period and any additional restriction period. Otherwise, all Performance Shares still subject to restriction at the time of any such termination will be forfeited. If a Participant’s employment by the Company and its subsidiaries terminates before the end of the Performance Period and any additional restriction period for any other reason, all Restricted Shares awarded to the Participant and still subject to restrictions will be forfeited.

Deferred Shares. The Committee may also award Deferred Shares to Participants. Deferred Shares will not be issued until the expiration of a pre-established deferral period and satisfaction of any other terms and conditions established by the Committee.

The purchase price for Deferred Shares will be any price set by the Committee and may be zero. Payment of the purchase price, if any, will be made by a Cash Payment, or, if approved by the Committee, by delivery of unrestricted Shares having a fair market value on the date of delivery equal to the total purchase price, or a combination of these.

During the Deferral Period, the Participant will not be permitted to transfer any rights with respect to the Deferred Shares. Upon expiration of the deferral period and satisfaction of all other conditions to issuance of the Deferred Shares, the Company will issue to the Participant the Shares covered by the Deferred Share Award.

Deferred Shares will be credited with an amount equal to the dividends, if any, paid by the Company during the deferral period. Such amounts will be credited as of the payment date of such dividends and converted into an additional number of Deferred Shares (based on the fair market of a Share on the payment date) to be held under the same terms and conditions as the Deferred Shares with respect to which such dividend equivalents were credited.

No Participant will have any rights of a shareholder of the Company with respect to Deferred Shares covered by an Award unless and until the Deferred Shares have been duly issued and delivered to the Participant.

Change In Control. In the event of a “change in control” of the Company (as defined in the 2005 Plan), all Stock Options then outstanding and not fully vested will become fully vested and exercisable in accordance with their terms, and the restrictions applicable to any Restricted Shares and Performance Shares will lapse and such Shares will be fully vested. The change in control provisions do not apply to Awards of Deferred Shares.

Changes In Capital Structure. In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction in the number of outstanding Shares without receiving consideration in the form of money, services, or other property deemed appropriate by the Board, the aggregate number of Shares subject to the 2005 Plan, the limitations on numbers of Shares which may be allocated to certain types of Awards or to certain Participants, and the number of Shares and exercise price of outstanding Awards will be proportionally adjusted. In addition, in the event of any other recapitalization, corporate separation or division, or merger, consolidation or other reorganization of the Company, the Committee shall make appropriate adjustments with respect to the terms of outstanding Awards.

Term. If approved by the shareholders, the 2005 Plan will be effective April 26, 2005. The 2005 Plan will terminate on April 26, 2015, unless earlier terminated by the Board of Directors. Termination of the 2005 Plan will not affect Awards made prior to termination.

Federal Income Tax Effects. The federal income tax consequences applicable to the Company and Participants in connection with Awards under the 2005 Plan are complex and depend, in large part, on surrounding facts and circumstances. Under current federal income tax laws, a Participant will generally recognize income, and the Company will be entitled to a deduction, with respect to NQSOs, Restricted Shares, Performance Shares, and Deferred Shares as follows:

ISOs. With respect to ISOs, in general, for federal income tax purposes under the present law:

(i) Neither the grant nor the exercise of an ISO, by itself, results in income to the Participant; however, the excess of the fair market value of the common shares at the time of exercise over the option price is includable in alternative minimum taxable income (unless there is a disposition of the common shares acquired upon exercise of the ISO in the taxable year of exercise) which may, under certain circumstances, result in an alternative minimum tax liability to the participant.

(ii) If the common shares acquired upon exercise of an ISO are disposed of in a taxable transaction after the later of two years from the date on which the ISO is granted or one year from the date on which such common shares are transferred to the Participant, long-term capital gain or loss will be realized by the Participant in an amount equal to the difference between the amount realized by the Participant and the Participant’s basis which, except as provided in (v) below, is the exercise price.

(iii) Except as provided in (v) below, if the common shares acquired upon the exercise of an ISO are disposed of within the two-year period from the date of grant or the one-year period after the transfer of the common shares to the Participant (a “disqualifying disposition”):

(a) Ordinary income will be realized by the Participant at the time of such disposition in the amount of the excess, if any, of the fair market value of the common shares at the time of such exercise over the option price, but not in an amount exceeding the excess, if any, of the amount realized by the Participant over the option price.

(b) Short-term or long-term capital gain will be realized by the Participant at the time of any such taxable disposition in an amount equal to the excess, if any, of the amount realized over the fair market value of the common shares at the time of such exercise.

(c) Short-term or long-term capital loss will be realized by the Participant at the time of any such taxable disposition in an amount equal to the excess, if any, of the option price over the amount realized.

(iv) No deduction will be allowed to the Company with respect to ISOs granted or common shares transferred upon exercise thereof, except that if a disposition is made by the Participant within the two-year period or the one-year period referred to above, the Company will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the Participant making the disposition.

(v) With respect to the exercise of an ISO and the payment of the option price by the delivery of common shares, to the extent that the number of common shares received does not exceed the number of common shares surrendered, no taxable income will be realized by the Participant at that time, the tax basis of the common shares received will be the same as the tax basis of the common shares surrendered, and the holding period (except for purposes of the one-year period referred to in (iii) above) of the Participant in common shares received will include his holding period in the common shares surrendered. To the extent that the number of common shares received exceeds the number of common shares surrendered, no taxable income will be realized by the Participant at that time; such excess common shares will be considered ISO stock with a zero basis; and the holding period of the Participant in such common shares will begin on the date such common shares are transferred to the Participant. If the common shares surrendered were acquired as the result of the exercise of an ISO and the surrender takes place within two years from the date the ISO relating to the surrendered common shares was granted or within one year from the date of such exercise, the surrender will result in a disqualifying disposition and the Participant will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the common shares surrendered over the basis of such common shares. If any of the common shares received are disposed of in a disqualifying disposition, the Participant will be treated as first disposing of the common shares with a zero balance.

NQSOs. With respect to NQSOs, in general, for federal income tax purposes under present law:

(i) The grant of a NQSO by itself, does not result in income to the Participant.

(ii) Except as provided in (v) below, the exercise of a NQSO (in whole or in part, according to its terms) results in ordinary income to the Participant at that time in an amount equal to the excess (if any) of the fair market value of the common shares on the date of exercise over the option price.

(iii) Except as provided in (v) below, the tax basis of the common shares acquired upon exercise of a NQSO, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the common shares on the date of exercise.

(iv) No deduction is allowable to the Company upon the grant of a NQSO but, upon the exercise of a NQSO, a deduction is allowable to the Company at that time in an amount equal to the amount of ordinary income realized by the Participant exercising such NQSO, provided the Company satisfies applicable withholding requirements.

(v) With respect to the exercise of a NQSO and the payment of the option price by the delivery of common shares, to the extent that the number of common shares received does not exceed the number of common shares surrendered, no taxable income will be realized by the Participant at that time, the tax basis of the common shares received will be the same as the tax basis of the common shares surrendered, and the holding period of the Participant in the common shares received will include his holding period in the common shares surrendered. To the extent that the number of common shares received exceeds the number of common shares surrendered, ordinary income will be realized by the Participant at that time in the amount of the fair market value of such excess common shares; the tax basis of such excess common shares will be equal to the fair market value of such common shares at the time of exercise; and the holding period of the Participant in such common shares will begin on the date such common shares are transferred to the Participant.

Restricted Shares and Performance Shares. A Participant generally will not realize income upon an award of Restricted Shares or Performance Shares. However, a Participant who receives Restricted Shares or Performance Shares will realize as ordinary income at the time of the lapse of the applicable restrictions an amount equal to the fair market value of the Restricted Shares or Performance Shares at the time of such lapse. Alternatively, a Participant may elect within 30 days of receipt to include as ordinary income on the date of receipt of the Restricted Shares or Performance Shares an amount equal to the value of the Shares at that time. At the time the Participant realizes ordinary income, the Company will be entitled to deduct the same amount as the ordinary income realized by the Participant, provided the Company satisfies applicable withholding requirements.

Deferred Shares. Except as described below, a Participant generally will not realize income upon an award of Deferred Shares. However, a Participant who receives Shares subject to a Deferred Share Award will realize as ordinary income at the time of receipt an amount equal to the fair market value of such Shares, and the Company will be entitled to deduct the same amount as the ordinary income realized by the Participant, provided the Company satisfies applicable withholding requirements. Notwithstanding the foregoing, at the time Deferred Shares are awarded, if they are awarded without vesting restrictions, or when the Award vests, FICA and Medicare taxes will be payable based upon the value of the Deferred Shares at the time.

IRS Code Section 162(m). Under Section 162(m) of the Internal Revenue Code, the allowable federal income tax deduction by the Company for compensation paid to certain of its executive officers is limited to $1,000,000 per year per covered employee. “Performance-based compensation” is generally excluded from this deduction limit. Grants (excluding grants of Restricted Shares or Deferred Shares that vest solely upon the passage of time) under the 2005 Plan are intended to qualify as performance-based compensation under Section 162(m) and the applicable regulations, which require that the 2005 Plan have been approved by Stockholders.

Code Section 409A. To the extent that any Award under the 2005 Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Code Section 409A, the Company intends that the terms and administration of such Award shall comply with the provisions of such section, applicable IRS guidance and good faith reasonable interpretations thereof.

Burn Rate

Information regarding burn rate and additional information can be found under Proposal 3.

PROPOSAL 3 – APPROVAL OF 2005 DIRECTORS STOCK OPTION PLAN

The Board of Directors has approved and recommends that the shareholders vote for the approval of the American Dental Partners, Inc. 2005 Directors Stock Option Plan (the “Directors Plan”). The Directors Plan will not be effective unless it is approved by the shareholders.

The Board’s approval and recommendation of the Directors Plan follows a review and evaluation of the Company’s existing compensation plans. The Directors Plan represents a continuation of the Company’s director stock option program. The primary purpose of the Directors Plan is to advance the interests of the Company and its shareholders by providing non-employee directors an opportunity to participate in the Company’s future prosperity and growth and an incentive to increase the value of the Company based on the Company’s performance, development, and financial success.

At the Annual Meeting, shareholders will vote on the proposal for the approval of the Directors Plan. If the Directors Plan is approved, no further stock options will be granted by the Company under the Company’s Amended and Restated 1996 Director Stock Option Plan. The number of shares underlying this existing plan which are available for grant is 100,750. A summary of the Directors Plan follows and is qualified by reference to the full text of the Directors Plan, which is included in this proxy statement as Appendix B.

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval of the Directors Plan. Broker non-votes are not considered to be shares present in person or represented by proxy, but abstentions are considered to be shares present in person or represented by proxy, and, therefore, abstentions will have the effect of votes against the proposal.

The Board of Directors unanimously recommends a vote “FOR” the approval of the American Dental Partners, Inc. 2005 Equity Incentive Plan.

Summary of the Directors Plan

General. The Directors Plan will permit total stock option grants over the life of the Directors Plan of up to 150,000 Shares. Shares that are forfeited or returned to the Company in payment of the exercise price or tax withholding upon exercise will again be available for future grants under the Directors Plan.

Administration. The Directors Plan will be administered by a committee of the Board of Directors comprised of one or more members.

Participants. The persons eligible to receive Options under the Directors Plan include those directors of the Company who are not employees or officers of the Company or any subsidiary of the Company (an “Eligible Director”).

Terms of Stock Options. Each Stock Option will have an exercise price per Share that is not less than the fair market value of the Shares on the date the option is granted. Payment of the exercise price of Stock Options may be made by a Cash Payment, or, if approved by the Committee, by delivery of unrestricted Shares having a fair market value on the date of delivery equal to the total exercise price, surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise, or a combination of these.

A Stock Option will be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option, and the Stock Option will become vested on the dates or on the basis of such other criteria as the Committee may determine. No Stock Option will be exercisable after the expiration of 10 years from its grant.

Unless otherwise determined by the Committee at or before grant, if a Participant’s status as an Eligible Director terminates, then unvested Stock Options will automatically terminate. To the extent the Stock Option is vested as of the termination date, the Stock Option may be exercised by the Participant during the following periods: (i) if the termination is a result of the Participant’s death or disability, the vested portion of the Stock Option will be exercisable for a period of one year from the date of death or disability, or (ii) if the Participant’s status as an Eligible Director terminates for any other reason, then the vested portion of the Stock Option may be exercised for a period of 90 days from the date of termination.

Change In Control. In the event of a “change in control” of the Company (as defined in the Directors Plan), all Stock Options then outstanding and not fully vested will become fully vested and exercisable in accordance with their terms.

Changes In Capital Structure. In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction in the number of outstanding Shares without receiving consideration in the form of money, services, or other property deemed appropriate by the Board, the aggregate number of Shares subject to the Directors Plan and the number of Shares subject to, and the exercise price of, outstanding Stock Options will be proportionally adjusted. In addition, in the event of any other recapitalization, corporate separation or division, or merger, consolidation or other reorganization of the Company, the Committee shall make appropriate adjustments with respect to the terms of outstanding Stock Options.

Term. If approved by the shareholders, the Directors Plan will be effective April 26, 2005. The Directors Plan will terminate on April 26, 2015, unless earlier terminated by the Board of Directors. Termination of the Directors Plan will not affect Stock Options granted prior to termination.

Federal Income Tax Effects. The federal income tax consequences applicable to the Company and Participants in connection with Stock Option grants under the Directors Plan depend, in large part, on surrounding facts and circumstances. Stock Options granted under the Directors Plan will be NQSOs. With respect to NQSOs, in general, for federal income tax purposes under present law:

(i) The grant of a NQSO by itself, does not result in income to the Participant.

(ii) Except as provided in (v) below, the exercise of a NQSO (in whole or in part, according to its terms) results in ordinary income to the Participant at that time in an amount equal to the excess (if any) of the fair market value of the common shares on the date of exercise over the option price.

(iii) Except as provided in (v) below, the tax basis of the common shares acquired upon exercise of a NQSO, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the common shares on the date of exercise.

(iv) No deduction is allowable to the Company upon the grant of a NQSO but, upon the exercise of a NQSO, a deduction is allowable to the Company at that time in an amount equal to the amount of ordinary income realized by the Participant exercising such NQSO, provided the Company satisfies applicable withholding requirements.

(v) With respect to the exercise of a NQSO and the payment of the option price by the delivery of common shares, to the extent that the number of common shares received does not exceed the number of common shares surrendered, no taxable income will be realized by the Participant at that time, the tax basis of the common shares received will be the same as the tax basis of the common shares surrendered, and the holding period of the Participant in the common shares received will include his holding period in the common shares surrendered. To the extent that the number of common shares received exceeds the number of common shares surrendered, ordinary income will be realized by the Participant at that time in the amount of the fair market value of such excess common shares; the tax basis of such excess common shares will be equal to the fair market value of such common shares at the time of exercise; and the holding period of the Participant in such common shares will begin on the date such common shares are transferred to the Participant.

Burn Rate

Burn Rate and New Plan Benefits. The Company’s average annual burn rate, which is the total number of equity awards granted in a given year, excluding awards granted as part of the Company’s one-time stock option exchange program, divided by the number of Shares outstanding, for 2002 through 2004 is 3.1%. As described above, the selection of officers and employees who will receive Awards under the 2005 Plan, if it is approved by the shareholders, and the size and types of Awards, will be determined by the Committee in its discretion. No Awards have been made under the 2005 Plan. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in 2005. The following table sets forth the stock options that were granted under the Company’s Amended and Restated 1996 Stock Option Plan and Amended and Restated 1996 Director Stock Option Plan during 2004.

Name	Dollar Value	Number of Units
Gregory A. Serrao	$295,035	22,100
Michael J. Vaughan	$214,935	16,100
Breht T. Feigh	$137,505	10,300
Jesley C. Ruff, D.D.S.	$105,465	7,900
Paul F. Gill	$65,415	4,900
Executive Officers, as a group	$1,218,855	91,300
Non-employee Directors, as a group	$667,500	50,000
Employees who are not Executive Officers, as a group	$311,055	23,300

INDEPENDENT PUBLIC ACCOUNTANT

Change in Independent Accountant

On November 20, 2003 the Company, acting through the Audit Committee, engaged PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent accountant for the year ending December 31, 2003. PWC replaced KPMG LLP (“KPMG”), which was dismissed as the Company’s independent accountant by the Audit Committee effective November 18, 2003. The dismissal was approved by the Audit Committee. The decision to dismiss KPMG was communicated by the Company to KPMG on November 19, 2003.

The audit report of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2002 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements as of and for the two years ended December 31, 2002 and in the subsequent interim period through November 18, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in its report.

During the two most recent years and the subsequent interim period through November 18, 2003 neither the Company nor anyone on behalf of the Company consulted with PWC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or on any matter considered important by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Independent Accountant for 2005

PWC has been selected by the Board of Directors as the independent accountant for the Company’s fiscal year ending December 31, 2005.

It is expected that a representative of PWC will be present at the Annual Meeting and will be given an opportunity to make a statement if desired and to respond to appropriate questions.

Independent Accountant Fees

The following table presents fees for services rendered by our principal independent accountant during the last two fiscal years:

	2004	2003
Audit fees (1)	$886,810	$253,800
Audit-related fees (2)	181,176	—
Tax fees (3)	20,000	16,000
All other fees	—	—

(1)	Includes services rendered in preparation of audited financial statements, quarterly reviews, registration statements and advice on accounting matters.
(2)	Primarily includes services rendered in preparation for compliance with the Sarbanes-Oxley Act of 2002 and due diligence performed on acquisition/affiliation transactions.
(3)	Consist primarily of tax compliance and preparation services.

Auditor Independence

None of the time devoted by the independent accountant on its engagement to audit the Company’s financial statements for the year ended December 31, 2004 is attributable to work performed by persons other than employees of the independent accountant.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has pre-approved all audit and non-audit services provided to the Company by its independent accountant. The Audit Committee has not adopted a pre-approval policy that would permit management to engage the independent accountant. However, the Chairman of the Audit Committee may pre-approve the rendering of services on behalf of the Audit Committee, provided that each pre-approval by the Chairman is presented to the full Audit Committee at its next scheduled meeting.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) at the 2006 annual meeting of shareholders must be received by the Company on or before November 25, 2005, for inclusion in the proxy statement and form of proxy relating to the 2006 annual meeting of shareholders. In order for a shareholder proposal outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company no later than February 12, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and owners of 10% of the Company’s common stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities. Executive officers, directors and owners of 10% of the common stock are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% beneficial owners were complied with except for one filing for Mr. Mannion related to a transaction on May 27, 2004 that was filed on June 3, 2004.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

On March 11, 2004, the Company’s Board of Directors adopted a Code of Business Conduct and Ethics which applies to all directors, executive officers and employees of the Company. The Company’s Code of Business Conduct and Ethics is available on the Company’s website at www.amdpi.com.

Shareholder Communications with the Board of Directors

The Company’s Board of Directors believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, there are two methods by which communications can occur. Any shareholder can mail or deliver a written communication to the Board, addressed to the Chairman of the Board at the Company’s corporate office. Each such communication will be distributed to the entire Board by the Chairman of the Board. Any shareholder who desires to communicate with the non-management directors of the Board can mail or deliver a written communication to the Chairman of the Audit Committee, addressed to the Audit Committee Chairman at the Company’s corporate office. Each such communication will be forwarded by the Company to the Audit Committee Chairman, and the Audit Committee Chairman or his designee will distribute a copy of each such communication to the other non-management directors.

Other

The Board of Directors has not established a policy for Director attendance at the Company’s Annual Meeting of Shareholders. Mr. Serrao attended the Company’s 2004 Annual Meeting of Shareholders.

OTHER MATTERS

Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees, personally or by telephone or telegraph. If there are follow-up requests for proxies, the Company may employ other persons for such purpose.

APPENDIX A

AMERICAN DENTAL PARTNERS, INC.

2005 EQUITY INCENTIVE PLAN

Section 1.	Purpose of Plan.

The purpose of this 2005 Equity Incentive Plan (the “Plan”) of American Dental Partners, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means of attracting and retaining key employees for the Company and its subsidiaries. In furtherance of this purpose, the Plan encourages and enables key employees to participate in the Company’s future prosperity and growth by providing them with incentives and compensation based on the Company’s performance, development, and financial success. These objectives may be promoted by granting to key employees equity-based awards in the form of one or more of the following: (a) incentive stock options (“ISOs”), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (b) non-qualified stock options which are not intended to qualify as ISOs (“NQSOs”) (ISOs and NQSOs are hereinafter referred to generally as “Stock Options”); (c) shares of common stock, par value $.01 a share, of the Company (“Shares”), which will be subject to a vesting schedule based on the recipient’s continued employment (“Restricted Shares”); (d) Shares which will be subject to a vesting schedule based on certain performance objectives (“Performance Shares”); and (e) the right to receive Shares at the end of a specified deferral period (“Deferred Shares”). (The Stock Options, Restricted Shares, Performance Shares, and Deferred Shares are referred to generally hereinafter as the “Awards”.)

Section 2.	Administration of Plan.

The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”), or such other committee of at least two directors as the Board may designate (the “Committee”); provided that members of the Committee shall be (a) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), (b) “outside directors” within the meaning of Section 162(m) of the Code, and (c) “independent directors” under the rules of The Nasdaq Stock Market, Inc., or of such other stock exchange on which the Shares may be traded from time to time. The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to: (i) determine or approve the Eligible Employees (as defined in Section 3, below) to be recipients of Awards (such recipients, “Participants”); (ii) grant Stock Options, Restricted Shares, Performance Shares, or Deferred Shares, or any combination thereof; (iii) determine the number and type of Awards to be granted; (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including without limitation time and performance restrictions; (v) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (vi) interpret the terms and provisions of the Plan and any Award and any agreements relating thereto; and (vii) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions of the Plan, including without limitation decisions with respect to Eligible Employees to be granted Awards and the number and type of Awards, shall be made in the Committee’s sole discretion and shall be final and binding on all persons.

The Committee may designate individual Committee members or persons other than its members to carry out its responsibilities under such conditions and limitations as it may set, except to the extent that such delegation is prohibited by law or would cause an Award intended to be exempt from the limitation on deductibility under Section 162(m) of the Code, or from the short-swing profit recovery rules of Section 16(b) of the 1934 Act, to fail to be so exempt.

Section 3.	Participants In Plan.

The persons eligible to receive Awards under the Plan (“Eligible Employees”) shall include officers who are employees, and other key employees, of the Company or one or more of its subsidiaries. As used in the Plan, the term “subsidiary” shall mean (a) any subsidiary corporation of the Company as defined in Section 424(f) of the Code and the Treasury Regulations promulgated thereunder (the “Regulations”), (b) any limited liability company in which the Company or any of its subsidiaries is the sole member, and (c) any limited partnership (i) in which the Company or one of its subsidiaries owns 50 percent or more of the combined voting power of all classes of equity, and (ii) which has elected to be taxed as a corporation for federal income tax purposes; provided that for purposes of the application of the Plan to grants of ISOs, the term subsidiary shall include only those subsidiaries defined in Section 424(f) of the Code and the Regulations thereunder.

Section 4.	Shares Subject To Plan.

The maximum aggregate number of Shares which may be issued under the Plan shall be 450,000 (the “Available Shares”). The Available Shares may be authorized but unissued Shares or issued Shares reacquired by the Company, including without limitation Shares purchased on the open market, and held as treasury shares. Any Shares related to Awards that, in whole or in part, expire or are unexercised, forfeited, terminated, surrendered, cancelled, or settled in such a manner that all or some of the Shares covered by an Award are not issued to or do not vest in a Participant, or are returned to the Company in payment of the exercise price or tax withholding obligations in connection with outstanding Awards, shall again become Available Shares. Any Shares delivered upon the assumption of or in substitution for outstanding grants made by a company or division acquired by the Company shall not decrease the number of Available Shares, except to the extent otherwise provided by applicable law or regulation. Notwithstanding the foregoing, the maximum aggregate number of Shares with respect to which ISOs may be granted under the Plan shall be 150,000, and the maximum aggregate number of Shares with respect to which Stock Options may be granted, or Restricted Shares, Performance Shares, or Deferred Shares awarded, to any single Participant under the Plan during any single calendar year shall be 100,000.

Section 5.	Grant of Awards.

ISOs, NQSOs, Restricted Shares, Performance Shares, and Deferred Shares may be granted alone or in addition to other Awards granted under the Plan. Any Awards granted under the Plan shall be in such form as the Committee may from time to time approve, consistent with the Plan, and the provisions of Awards need not be the same with respect to each Participant. Each Award granted under the Plan shall be authorized by the Committee and shall be evidenced by a written Stock Option Agreement, Restricted Share Agreement, Performance Share Agreement, or Deferred Share Agreement, as the case may be (collectively, “Award Agreements”), each in the form approved by the Committee from time to time, which shall be dated as of the date approved by the Committee in connection with the grant, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Award and state that the Award is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Award shall be deemed to be the date on which the Award is granted for all purposes, unless the Committee otherwise specifies in its approval. The granting of an Award under the Plan, however, shall be effective only if and when a written Award Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

Section 6.	Stock Options.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a)	Exercise Price.

The exercise price per Share issuable upon exercise of a Stock Option shall be no less than the fair market value per Share on the date the Stock Option is granted; provided that, if the Participant at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the exercise price per Share shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined in good faith by the Committee, in its sole discretion.

(b)	Vesting and Exercise of Options.

A Stock Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option. Each Stock Option shall become vested with respect to Shares subject to that Stock Option on such date or dates and on the basis of such other criteria, including without limitation the performance of the Company, as the Committee may determine, in its sole discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its sole discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the grant of such Stock Option.

(c)	Term.

Each Stock Option Agreement shall set forth the period for which such Stock Option shall be exercisable from the date on which that Stock Option is granted. In no event, however, shall a Stock Option be exercisable after the expiration of 10 years from the date on which that Stock Option is granted. In addition, with respect to ISOs, if the Participant at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the ISO shall not be exercisable after the expiration of five years from the date on which the ISO is granted.

(d)	Method of Exercise.

To the extent the right to purchase Shares under a Stock Option is in effect, the Stock Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to that Stock Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person’s designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion.

(e)	Restrictions on Shares Subject to Stock Options.

Shares issued upon the exercise of any Stock Option may be made subject to such disposition, transferability or other restrictions or conditions as the Committee may determine, in its sole discretion, and as shall be set forth in the applicable Stock Option Agreement.

(f)	Transferability.

Except as provided in this paragraph, Stock Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Stock Options transferred as provided in this paragraph, all Stock Options shall be exercisable during a Participant’s lifetime only by the Participant or the Participant’s legal representative. Without limiting the generality of the foregoing: (i) ISOs may be transferred only upon the Participant’s death and only by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee’s legal representative; (ii) NQSOs may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee’s legal representative; and (iii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any NQSO by a Participant during the Participant’s lifetime to such Participant’s parents, spouse, children, grandchildren, nieces, nephews, to the trustee of a trust for the principal benefit of one or more such persons, or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such NQSO shall be exercisable only by the transferee or such transferee’s legal representative.

(g)	Termination of Employment by Reason of Death or Disability.

If a Participant’s employment with the Company and its subsidiaries terminates by reason of the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or with respect to NQSOs, as may otherwise be defined by the Committee, in its sole discretion, at or before grant and set forth in the Stock Option Agreement), then (i) unless otherwise determined by the Committee, in its sole discretion, at or before grant (and set forth in the Stock Option Agreement), to the extent a Stock Option held by such Participant is not vested as of the date of death or disability, such Stock Option shall automatically terminate on such date, and (ii) to the extent a Stock Option held by such Participant is vested as of the date of death or disability, such Stock Option may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant’s estate, whichever is applicable, for a period of one year from the date of death or disability (or, with respect to NQSOs, such other period as the Committee may specify, in its sole discretion, at or before grant and set forth in the Stock Option Agreement), or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)	Other Termination of Employment.

If a Participant’s employment with the Company and its subsidiaries terminates for any reason other than death or disability, then (i) unless otherwise determined by the Committee, in its sole discretion, at or before grant (and set forth in the Stock Option Agreement), to the extent any Stock Option held by such Participant is not vested as of the date of such termination, such Stock Option shall automatically terminate on such date; and (ii) to the extent any Stock Option held by such Participant is vested as of the date of such termination, such Stock Option may thereafter be exercised for a period of 90 days from the date of such termination (or, with respect to NQSOs, such other period as the Committee may specify, in its sole discretion, at or before grant and set forth in the Stock Option Agreement), or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided that, upon the termination of the Participant’s employment by the Company or its subsidiaries for Cause (as defined by the Committee from time to time, in its sole discretion, and included in the applicable Stock Option Agreement), any and all unexercised Stock Options granted to such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether a definition of Cause is included in the Stock Option Agreement, and whether termination of a Participant’s employment by the Company and its subsidiaries is for Cause, shall be determined by the Committee, in its sole discretion.

(i)	Effect of Termination of Participant’s Employment on Transferee.

No Stock Option held by a transferee of a Participant pursuant to Section 6(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under Sections 6(g) and (h).

(j)	ISO Limitations and Savings Clause.

The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year under the Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000 unless otherwise permitted by Code Section 422 as an unused limit carryover to such year. Any Stock Options which were intended to be ISOs that exceed this limitation shall be deemed to be NQSOs.

Any provision of the Plan to the contrary notwithstanding, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or so as to disqualify any ISO under such Code Section 422.

Section 7.	Restricted Shares.

Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a)	Price.

The purchase price for Restricted Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

(b)	Acceptance of Restricted Shares.

Awards of Restricted Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at or before grant) after the grant date by executing the Restricted Share Agreement. The Participant shall not have any rights with respect to the grant of Restricted Shares unless and until the Participant has executed the Restricted Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

(c)	Share Restrictions.

Subject to the provisions of the Plan and the applicable Restricted Share Agreement, during such period as may be set by the Committee, in its sole discretion, and as shall be set forth in the applicable Restricted Share Agreement (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Restricted Shares. The Committee may, in its sole discretion, provide for the lapse of restrictions in installments during the Restriction Period or on such other basis as may be determined by the Committee, in its sole discretion, and the Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares.

(d)	Stock Issuances and Restrictive Legends.

Upon execution and delivery of the Restricted Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Restricted Shares subject to such Restricted Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Restricted Shares. Restricted Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, require that Restricted Shares be held by the Company or a trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such Restricted

Shares until the restrictions thereon have lapsed (in full or in part, in the Committee’s sole discretion), and the Committee may require that, as a condition of any Restricted Share Award, the Participant shall have delivered to the Company or such trustee, as appropriate, a stock power, endorsed in blank, relating to the Restricted Shares covered by the Award.

(e)	Expiration of Restriction Period.

Upon the expiration of the Restriction Period without prior forfeiture of the Restricted Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be delivered to the Participant.

(f)	Shareholder Rights.

Except as otherwise provided in the Plan or the applicable Restricted Share Agreement, each Participant shall have, with respect the Restricted Shares covered by any Award to that Participant, all of the rights of a shareholder of the Company, including without limitation the right to vote the Restricted Shares and the right to receive any dividends or other distributions with respect to the Restricted Shares; provided that if any Restricted Shares are forfeited as provided in the Plan or the applicable Restricted Share Agreement, then such rights shall terminate automatically at that time with respect to those Restricted Shares.

(g)	Termination of Employment.

If a Participant’s employment by the Company and its subsidiaries terminates before the end of any Restriction Period with the consent of the Committee, in its sole discretion, or upon the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or as otherwise defined by the Committee, in its sole discretion, at or before grant and set forth in the Restricted Share Agreement), the Committee may, in its sole discretion, authorize the retention by such Participant (or his legal representative or successor in interest) of all or a portion of the Restricted Shares which would have been retained by him had his employment continued to the end of the Restriction Period. Otherwise, all Restricted Shares awarded to such Participant that are still subject to restriction at the time of any such termination shall be forfeited. If the Participant’s employment by the Company and its subsidiaries terminates before the end of any Restriction Period for any other reason, all Restricted Shares awarded to such Participant and still subject to restriction shall be forfeited.

Section 8.	Performance Shares.

Performance Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a)	Performance Periods and Goals.

(i) The performance period for each Award of Performance Shares shall be of such duration as the Committee shall establish at the time of the Award (the “Performance Period”). There may be more than one Award in existence at any one time, and Performance Periods may differ.

(ii) At the time of each Award of Performance Shares, the Committee shall establish one or more performance goals (the “Performance Goals”) to be achieved during the Performance Period. The Performance Goals shall be determined by the Committee using such measures of the performance over the Performance Period as the Committee shall select from one or any combination of the following: revenue, earnings or earnings per share, earnings from operations, cash flow, return on capital, shareholder return measured in terms of stock price appreciation, total shareholder return measured in terms of stock price appreciation and/or dividend growth, achievement of cost control, or stock price of the Company. Such Performance Goals may also be based upon attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies. The Performance Goals may be established on a Company-wide basis or established with respect to one or more subsidiaries, operating units, divisions or ventures of the Company. The Performance Goals are intended to qualify under Section 162(m)(4)(c) of the Code and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related Regulations.

(iii) Performance Shares awarded to Participants shall be earned as determined by the Committee with respect to the attainment of the Performance Goals set for the applicable Performance Period. Attainment of the highest Performance Goal for the Performance Period shall earn 100% of the Performance Shares awarded for the Performance Period. Failure to attain the lowest Performance Goal for the Performance Period shall earn none of the Performance Shares awarded for the Performance Period. After the applicable Performance Period shall have ended, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved and the number of Performance Shares earned.

(iv) Attainment of the Performance Goals shall be determined by the Committee. If Performance Goals are based on the financial performance of the Company, attainment of the Performance Goals shall be determined from the consolidated financial statements of the Company, as applicable, but shall generally exclude (A) the effects of changes in federal income tax rates, (B) the effects of unusual, non-recurring, and extraordinary items as defined by Generally Accepted Accounting Principles (“GAAP”), and (C) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an Award for a Performance Period. The Committee may, in its sole discretion, subject to the limitations of Section 17, vary the terms and conditions of any Performance Share Award, including without limitation the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a “covered employee” with respect to the Company as defined in Section 162(m) of the Code.

(b)	Price.

The purchase price for Performance Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

(c)	Acceptance of Performance Shares.

Awards of Performance Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at or before grant) after the grant date by executing the Performance Share Agreement. The Participant shall not have any rights with respect to the grant of Performance Shares unless and until the Participant has executed the Performance Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

(d)	Share Restrictions.

At the time of the Performance Share Award, the Committee may determine that such Shares shall, after vesting pursuant to the Performance Period and Performance Goal provisions described above, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and set forth in the Performance Share Agreement. Subject to the provisions of the Plan and the applicable Performance Share Agreement, during the Performance Period and any such additional restriction period, the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Performance Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Performance Shares.

(e)	Stock Issuances and Restrictive Legends.

Upon execution and delivery of the Performance Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Performance Shares subject to such Performance Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Performance Shares. Performance Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, require that the Performance Shares be held by the Company or a trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such Performance Shares until the restrictions on such Performance Shares have lapsed (in full or in part, in the Committee’s sole discretion), and the Committee may require that, as a condition of any Performance Share Award, the Participant shall have delivered to the Company or such trustee a stock power, endorsed in blank, relating to the Performance Shares covered by the Award.

(f)	Expiration of Restricted Period.

Subject to fulfillment of the terms and conditions of the applicable Performance Share Agreement and any other vesting requirements related to the applicable Performance Period or Performance Goals, and upon the expiration of any additional period of restriction as described in Section 8(d), if any, without prior forfeiture of the Performance Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be delivered to the Participant.

(g)	Shareholder Rights.

Except as otherwise provided in the Plan or the applicable Performance Share Agreement, each Participant shall have, with respect the Performance Shares covered by any Award to that Participant, all of the rights of a shareholder of the Company, including without limitation the right to vote the Performance Shares and the right to receive any dividends or other distributions with respect to the Performance Shares; provided that if any Performance Shares are forfeited as provided in the Plan or the applicable Performance Share Agreement, then such rights shall terminate automatically at that time with respect to those Performance Shares.

(h)	Termination of Employment.

If a Participant’s employment by the Company and its subsidiaries terminates before the end of any Performance Period, or the expiration of any additional period of restriction as described in Section 8(d), with the consent of the Committee, in its sole discretion, or upon the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or as otherwise defined by the Committee, in its sole discretion, at or before the time of grant and set forth in the Performance Share Agreement), the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the retention by such Participant (or his legal representative or other successor in interest) of all or a portion of the Performance Shares which would have been retained by him had his employment continued to the end of the Performance Period and the expiration of any such additional period of restriction. Otherwise, all Performance Shares awarded to such Participant that are still subject to restriction at the time of any such termination of employment shall be forfeited. If the Participant’s employment by the Company and its subsidiaries terminates before the end of any Performance Period or any additional period of restriction established as described in Section 8(d) for any other reason, all such Performance Shares awarded to such Participant and still subject to restriction shall be forfeited.

Section 9.	Deferred Shares.

Deferred Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate:

(a)	Deferral Period.

At the time of awarding Deferred Shares, the Committee shall, in its sole discretion, establish the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Deferred Shares shall be deferred; provided that the Deferral Period shall be not less than six months and one day. The Committee may, in its sole discretion, at the time of the award of Deferred Shares determine that the Deferred Shares shall be issued after the Deferral Period either in a lump sum or any such periodic installments as the Committee may determine, in its sole discretion (all as shall be set forth in the Deferred Share Agreement).

(b)	Price.

The purchase price for Deferred Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

(c)	Acceptance of Deferred Share Award.

Awards of Deferred Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at or before grant) after the grant date by executing the Deferred Share Agreement. The Participant shall not have any rights with respect to the grant of Deferred Shares unless and until the Participant has executed the Deferred Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

(d)	Share Restrictions.

During the Deferral Period, the Participant shall not be permitted to sell, transfer, pledge, assign, or encumber any rights with respect to the Deferred Shares.

(e)	Stock Issuances.

Upon expiration of the Deferral Period and satisfaction of all other conditions to issuance of the Deferred Shares under the applicable Deferred Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Shares covered by the Deferred Share Award. Such Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion.

(f)	Dividend Equivalents.

Deferred Shares shall be credited with an amount equivalent to the dividends, if any, paid by the Company during the Deferral Period on an equal number of outstanding Shares (the “Dividend Equivalents”). Dividend Equivalents shall be credited as of the payment date of such dividends in the manner set forth in the following paragraph of this subsection. Deferred Shares held pending distribution after the expiration of the applicable Deferral Period (including without limitation any Deferred Shares to be issued in periodic installments after the Deferral Period) shall continue to be credited with Dividend Equivalents until issued.

Dividend Equivalents so credited shall be converted into an additional number of Deferred Shares as of the payment date of the dividend (based on the Fair Market Value of a Share on such payment date). Such Deferred Shares shall thereafter be treated in the same manner as the Deferred Shares with respect to which the Dividend

Equivalents are so credited. Dividend Equivalents resulting in fractional shares shall be held for the credit of the Participant until the final distribution of the Participant’s Deferred Shares that are subject to the same Deferred Share Agreement. At that time, any remaining fractional share of a Dividend Equivalent shall be paid to the Participant in cash.

(g)	Shareholder Rights.

No Participant shall have any rights of a shareholder in the Company with respect to Deferred Shares covered by an Award unless and until the Deferred Shares have been duly issued and delivered to that Participant under the Plan.

Section 10. Restriction	on Exercise After Termination.

Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an “Unexercised Right”) and held by a Participant on the date of termination of such Participant’s employment with the Company and its subsidiaries for any reason (including without limitation the right to receive any unissued Deferred Shares) shall be exercisable after such termination if, prior to such exercise, the Participant (a) violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (b) otherwise conducts himself in a manner adversely affecting the Company, in each case as determined by the Committee, in its sole discretion.

Section 11. Withholding	Tax.

The Company, at its option, shall have the right to require the Participant or any other person receiving Shares (including without limitation upon the exercise of any Stock Option), Restricted Shares, Performance Shares, or Deferred Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares (including without limitation upon the exercise of any Stock Option), Restricted Shares, Performance Shares, or Deferred Shares, or, at the Company’s option, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends or other amounts paid with respect to Shares, Restricted Shares, Performance Shares, and Deferred Shares the amount of any taxes which the Company is required to withhold with respect to such dividends or other amounts. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company, in its sole discretion.

Section 12.	Securities Law Restrictions.

No right under the Plan shall be exercisable and no Shares or other securities shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

The Committee may require each person acquiring Shares under the Plan to make such representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable, in its sole discretion, under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon or market in which the Shares are then listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 13.	Change in Control.

(a)	Accelerated Vesting and Company Purchase Option.

Notwithstanding any provision of this Plan or any Award Agreement to the contrary (unless such Award Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the Award evidenced by such Award Agreement), if a Change in Control (as defined below) occurs, then:

(i) Any and all Stock Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms, and the restrictions applicable to any or all Restricted Shares and Performance Shares shall lapse and such Shares and Awards shall be fully vested; provided that no Stock Option or other Award which has previously been exercised or otherwise terminated shall become exercisable; and

(ii) The Company may, at its option, terminate any or all unexercised Stock Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Stock Option so terminated, pay to the Participant (or such Participant’s transferee, if applicable) theretofore holding such Stock Option cash in an amount equal to the difference between the fair market value (as defined in Section 6(a), above) of the Shares subject to the Stock Option at the time the Company exercises its option under this Section 13(a)(ii) and the exercise price of the Stock Option; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its sole discretion, terminate such Stock Option without any payment.

(b)	Definition of Change in Control.

For purposes of the Plan, a “Change in Control” shall mean the happening of either of the following:

(i) The direct or indirect acquisition by any “person” as defined in §3(a)(9) of the 1934 Act and as used in §§13(d) and 14(d) thereof, including a “group” within the meaning of §13(d) of the 1934 Act (hereinafter, simply a “Person”), of “beneficial ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors of the Company (the “Company Voting Securities”); provided that: (A) for purposes of this subsection (i), the term “Person” shall not include the Company, any subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee); and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A) and (B) of subsection (iii) of this Section 13(b);

(ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 13(b)(ii); or

(iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation or other entity (any such transaction, a “Business Combination”), or the consummation of a Business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or their equivalent) of the corporation or other entity resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors (or its equivalent) of the corporation or other entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c)	No Application To Deferred Shares.

The preceding provisions of this Section 13 shall not apply to any Deferred Shares. Deferred Shares shall be subject only to such change in control or similar provisions as are established by the Committee, in its sole discretion, at or before grant and set forth in the applicable Deferred Share Agreement.

Section 14.	Changes in Capital Structure.

In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan, the limitation on the number of Shares subject to ISOs and the limitation on the number of Shares subject to Stock Options, Restricted Shares, Performance Shares, and Deferred Shares granted to any single Participant shall be proportionately adjusted or substituted and the number of Shares, and the exercise price for each Share subject to the unexercised portion of any then-outstanding Award shall be proportionately adjusted, with the objective that the Participant’s proportionate interest in the Company shall reflect equitably the effects of such changes as applicable to the unexercised portion of any then-outstanding Awards, all as determined by the Committee, in its sole discretion.

In the event of any other recapitalization, corporate separation or division, or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Awards, as determined by the Committee, in its sole discretion.

The Committee’s determination of the adjustments appropriate to be made under this Section 14 shall be conclusive upon all Participants under the Plan.

Section 15.	No Enlargement of Employee Rights.

The adoption of this Plan and the grant of one or more Awards to an employee of the Company or any of its subsidiaries shall not confer any right to the employee to continue in the employ of the Company or any such subsidiary and shall not restrict or interfere in any way with the right of his employer to terminate his employment at any time, with or without cause.

Section 16.	Rights as a Shareholder.

No Participant or his executor or administrator or other transferee shall have any rights of a shareholder in the Company with respect to the Shares covered by an Award unless and until such Shares have been duly issued to him under the Plan.

Section 17. Acceleration	of Rights.

Except with respect to Deferred Shares, the Committee shall have the authority, in its sole discretion, to accelerate the time at which a Stock Option or other Award right shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of the Award.

Section 18. Interpretation,	Amendment, or Termination of the Plan.

The interpretation by the Committee of any provision of the Plan or of any Award Agreement executed pursuant to the grant of an Award under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Award under the Plan without the consent of the holder of such Award; and (b) except for the adjustments provided for in Section 14, above, no amendment may be made by Board action without shareholder approval if the amendment would require shareholder approval under applicable law or regulation. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, stock exchange or market rules, as well as other developments.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided, no such amendment shall impair the rights of any Participant without the Participant’s consent, unless it is made to cause the Plan or such Award to comply with applicable law, stock exchange or market rules or accounting rules.

Section 19. Unfunded	Status of the Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a Participant or transferee nothing contained herein shall give any such Participant or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

Section 20. Protection	of Board and Committee.

No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

Section 21. Government	Regulations.

Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company’s obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange or market on which the Company’s Shares may then be listed or traded.

Section 22.	Governing Law.

The Plan shall be construed under and governed by the laws of the State of Delaware.

Section 23. Genders	and Numbers.

When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

Section 24. Captions.

The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 25. Effective	Date.

The Plan shall be effective April 26, 2005 (the “Effective Date”); provided that if the Plan is not approved by the Company’s stockholders at the annual meeting of the stockholders held on the Effective Date, or at any adjournment of that meeting, then the Plan shall automatically become null and void and have no further force or effect.

Section 26. Term	of Plan.

No Award shall be granted pursuant to the Plan on or after the 10th anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

Section 27. Savings	Clause.

In case any one or more of the provisions of this Plan or any Award shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void. However, to the extent permissible under applicable law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be construed so as to foster the intent of this Plan. This Plan and all Awards are intended to comply in all respects with applicable law and regulation, including, as applicable, Section 422 of the Code, Rule 16b-3 under the 1934 Act (with respect to persons subject to Section 16 of the 1934 Act (“Reporting Persons”)), and Section 162(m) of the Code (with respect to covered employees as defined under Section 162(m) of the Code (“Covered Employees”)). In case any one or more of the provisions of this Plan or any Award shall be held to violate or be unenforceable in any respect under Code Section 422, if applicable, Rule 16b-3, or Code Section 162(m), then, to the extent permissible under applicable law, any provision which could be deemed to violate or be unenforceable under Code Section 422, Rule 16b-3, or Code Section 162(m) shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be in compliance with Code Section 422, Rule 16b-3, and Code Section162(m). Notwithstanding anything in this Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to Participants who are Reporting Persons or Covered Employees without so restricting, limiting, or conditioning this Plan with respect to other Participants.

To the extent that any Award under the Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Section 409A of the Code, the terms and administration of such Award shall comply with the provisions of such section, applicable IRS guidance and good faith reasonable interpretations thereof, and to the extent necessary, shall be modified, replaced, or terminated in the discretion of the Committee.

The Committee may modify the terms of any Award under the Plan granted to a Participant who, at the time of grant or during the term of the Award, is resident or employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order to accommodate differences in local law, regulation, tax policy or custom, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, will be comparable to the value of such Award to a Participant who is resident or employed in the United States. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval of stockholders of the Company.

APPENDIX B

AMERICAN DENTAL PARTNERS, INC.

2005 DIRECTORS STOCK OPTION PLAN

Section 1.	Purpose of Plan.

The purpose of this 2005 Directors Stock Option Plan (the “Plan”) of American Dental Partners, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing Eligible Directors (as defined in Section 3, below) with an opportunity to participate in the Company’s future prosperity and growth and an incentive to increase the value of the Company based on the Company’s performance, development, and financial success. These objectives will be promoted by granting to Eligible Directors options (the “Options”), which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to purchase shares of the Company’s common stock, $.01 par value (the “Shares”).

Section 2.	Administration of Plan.

The Plan shall be administered by a committee (the “Committee”) of one or more directors. The member or members of the Committee shall serve at the pleasure of the Company’s board of directors (the “Board”), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to: (a) approve the grant of Options to Eligible Directors (such Eligible Directors, “Participants”); (b) approve the terms and conditions, not inconsistent with the terms hereof, of any Option, including without limitation time and performance restrictions, and approve the form of Stock Option Agreement (as defined in Section 5, below); (c) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (d) interpret the terms and provisions of the Plan and any Option granted and any agreements relating thereto; and (e) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee’s sole discretion and shall be final and binding on all persons.

Section 3.	Participants in Plan.

The persons eligible to receive Options under the Plan shall be those directors of the Company who are not employees or officers of the Company or any subsidiary of the Company (“Eligible Directors”).

Section 4.	Shares Subject to Plan.

The maximum aggregate number of Shares which may be issued under the Plan shall be 150,000 Shares. The Shares that may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company, including without limitation Shares purchased on the open market, and held as treasury shares.

If any Shares that have previously been the subject of an Option cease to be the subject of an Option (other than by reason of exercise), or if any Shares previously distributed under the Plan are returned to the Company in connection with the exercise of an Option (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future grants under the Plan.

Section 5.	Grant of Options.

Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a written agreement (the “Stock Option Agreement”) in form approved by the Committee from time to time, which shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Option and state that the Option is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Option shall be deemed to be the date on which the Option is granted for all purposes, unless the Committee otherwise specifies in its approval. However, the granting of an Option under the Plan shall be effective only if a written Stock Option Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

In addition to the foregoing, all Stock Option Agreements shall include without limitation the following provisions:

(a)	Vesting.

Each Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Option. Each Option shall become vested with respect to Shares subject to that Option on such date or dates and on the basis of such other criteria, including without limitation performance of the Company, as the Committee may determine, in its sole discretion, and shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its sole discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of such Option.

(b)	Exercise Price.

The exercise price per Share issuable upon exercise of an Option shall be determined by the Committee at the time of grant and set forth in the applicable Stock Option Agreement; provided that such exercise price shall not be less than the fair market value per Share on date the Option is granted. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined by the Committee, in its sole discretion.

(c)	Term.

No Option shall be exercisable after the expiration of 10 years from the date on which that Option is granted.

(d)	Method of Exercise.

An Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares, plus applicable withholding taxes, by certified or bank cashier’s check or other form of payment acceptable to the Company, or, if approved by the Committee, in its sole discretion, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person’s designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion.

(e)	Restrictions on Shares Subject to Options.

Shares issued upon the exercise of any Option may be made subject to such transferability or other restrictions or conditions as the Committee may determine, in its sole discretion, and as shall be set forth in the applicable Stock Option Agreement.

(f)	Transferability.

Options shall not be transferable. Any attempted transfer shall be null and void. All Options shall be exercisable during a Participant’s lifetime only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing to the contrary: (i) Options may be transferred by a Participant by will or the laws of descent and distribution; and (ii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to such Participant’s spouse, children, grandchildren, nieces, or nephews, to the trustee of any trust for the principal benefit of one or more such persons, or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the Option shall be exercisable only by the transferee or such transferee’s legal representative.

(g)	Termination of Status as an Eligible Director by Reason of Death or Disability.

If a Participant’s status as an Eligible Director terminates by reason of the Participant’s death or disability (as defined in Section 22(e)(3) of the Code, or as may otherwise be defined by the Committee from time to time, in its sole discretion, at or before grant and included in the applicable Stock Option Agreement), then (i) unless otherwise determined by the Committee, in its sole discretion, at or before grant (and set forth in the Stock Option Agreement), to the extent an Option held by such Participant is not vested as of the date of such termination, such Option shall automatically terminate on such date; and (ii) to the extent an Option held by such Participant is vested as of the date of such termination, such Option may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, the distributee of the Participant’s estate, or the Participant’s other successor in interest, whichever is applicable, for a period of one year from the date of death or disability, or, if sooner, until the expiration of the stated term of the Option.

(h)	Other Termination of Status as an Eligible Director.

If a Participant’s status as an Eligible Director terminates for any reason other than death or disability, then (i) to the extent any Option held by such Participant is not vested as of the date of termination, such Option shall automatically terminate on such date; and (ii) unless otherwise determined by the Committee, in its sole discretion, at or before grant (and set forth in the Stock Option Agreement), to the extent any Option held by such Participant is vested as of the date of such termination, such Option may thereafter be exercised for a period of 90 days from the date of termination or, if sooner, until the expiration of the stated term of the Option; provided that, if the Participant’s status as an Eligible Director is terminated for Cause (as defined by the Committee, in its sole discretion, from time to time, and included in the applicable Stock Option Agreement), any and all unexercised Options held by such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant’s status as an Eligible Director is for “Cause” shall be determined by the Committee, in its sole discretion.

(i)	Effect of Termination of Participant’s Status as an Eligible Director on Transferee.

No Option held by a transferee of a Participant pursuant to Section 5(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under Section 5(g) and 5(h).

Section 6.	Restriction On Exercise After Termination.

Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an “Unexercised Right”) shall be exercisable if, prior to such exercise, the Participant violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Stock Option Agreement pursuant to which such Unexercised Right was awarded or otherwise conducts himself in a manner adversely affecting the Company or any subsidiary of the Company, as determined by the Committee, in its sole discretion.

Section 7.	Withholding Tax.

The Company, at its option, shall have the right to require the Participant or any other person receiving Shares under the Plan to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

Section 8.	Securities Law Restrictions.

No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

The Committee may require each person acquiring Shares under the Plan to make such representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable, in its sole discretion, under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 9.	Change in Capital Structure.

In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Participant’s proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Options, all as determined by the Committee, in its sole discretion.

In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of Shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Options, as determined by the Committee, in its sole discretion.

The Committee’s determination of the adjustments appropriate to be made under this Section 9 shall be conclusive upon all Participants under the Plan.

Section 10.	Change in Control.

(a)	Accelerated Vesting and Company Purchase Option.

Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary (unless such Stock Option Agreement contains a provision referring specifically to this Section 10 and stating that this Section 10 shall not be applicable to the Option evidenced by such Stock Option Agreement), if a Change in Control (as defined below) occurs, then:

(i) Any and all Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable; and

(ii) The Company may, at its option, terminate any or all unexercised Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the Participant (or such Participant’s transferee, if applicable) theretofore holding such Option cash in an amount equal to the difference between the fair market value (as defined in Section 5(a), above) of the Shares subject to the Option at the time the Company exercises its option under this Section 10(a)(ii) and the exercise price of the Option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its sole discretion, terminate such Option without any payment.

(b)	Definition of Change in Control.

For purposes of the Plan, a “Change in Control” means the happening of any of the following:

(i) The direct or indirect acquisition by any “person” as defined in §3(a)(9) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as used in §§13(d) and 14(d) thereof, including a “group” within the meaning of §13(d) of the 1934 Act (hereinafter, simply a “Person”), of “beneficial ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors of the Company (the “Company Voting Securities”); provided that: (A) for purposes of this subsection (i), the term “Person” shall not include the Company, any subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee); and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A) and (B) of subsection (iii) of this §10(b);

(ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this §10 (b)(ii); or

(iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation or other entity (any such transaction, a “Business Combination”), or the consummation of a Business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or their equivalent) of the corporation or other entity resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors (or its equivalent) of the corporation or other entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Section 11. Six-Month Holding Period.

If an exemption from Section 16(b) of the 1934 Act is not otherwise available under 1934 Act Rule 16b-3(d)(1) or (2), then Shares purchased upon exercise of an Option may not be sold before at least six months have elapsed from the date the Option was granted.

Section 12. No	Enlargement of Rights.

The adoption of this Plan and the grant of one or more Options to an Eligible Director shall not confer any right to the Eligible Director to continue in the status of Eligible Director and shall not restrict or interfere in any way with the right of the Company to terminate such Eligible Director’s status as such at any time, with or without cause.

Section 13. Rights	as Stockholder.

No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

Section 14. Acceleration	of Rights.

The Committee shall have the authority, in its sole discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the award of such Option.

Section 15. Definition	of Subsidiary.

The term “subsidiary,” when used in the Plan or any Stock Option Agreement made pursuant to the Plan, shall mean (a) any subsidiary corporation of the Company as defined in Section 424(f) of the Code and the Treasury Regulations promulgated thereunder (the “Regulations”), (b) any limited liability company in which the Company or any of its subsidiaries is the sole member, and (c) any limited partnership (i) in which the Company or one of its subsidiaries owns 50 percent or more of the combined voting power of all classes of equity, and (ii) which has elected to be taxed as a corporation for federal income tax purposes.

Section 16. Interpretation,	Amendment or Termination of Plan.

The interpretation by the Committee of any provision of the Plan or of any Stock Option Agreement executed pursuant to the grant of an Option under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan; provided that: (a) no such action shall adversely affect any Participant’s rights with respect to outstanding Options then held by such Participant without such Participant’s consent; and (b) except for the adjustments provided for in Section 9, above, no amendment may be made by Board action without stockholder approval if the amendment would require stockholder approval under applicable law or regulation. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, stock exchange or market rules, as well as other developments.

The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively; provided, no such amendment shall impair the rights of any Participant without the Participant’s consent, unless it is made to cause the Plan or such Option to comply with applicable law, stock exchange or market rules or accounting rules.

Section 17. Protection	of Board and Committee.

No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Option granted under the Plan.

Section 18. Government	Regulations.

Notwithstanding any provision of the Plan or any Stock Option Agreement executed pursuant to the Plan, the Company’s obligations under the Plan and such Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Shares may then be listed.

Section 19. Governing	Law.

The Plan shall be construed and governed by the laws of the State of Delaware.

Section 20. Genders	and Numbers.

When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

Section 21. Captions.

The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 22. Effective	Date.

The Plan shall be effective April 26, 2005 (the “Effective Date”); provided that if the Plan is not approved by the Company’s stockholders at the annual meeting of the stockholders to be held on the Effective Date, or at any adjournment of that meeting, then the Plan shall automatically become null and void and have no further force or effect.

Section 23. Term	of Plan.

No Option shall be granted pursuant to the Plan on or after the 10th anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

Section 24. Savings	Clause.

In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan and all transactions pursuant to this Plan are intended to comply in all respects with applicable law and regulation, including, with respect to persons subject to Section 16 of the 1934 Act (“Reporting Persons”), Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan or any transaction pursuant to this Plan shall be held to violate or be unenforceable in any respect under Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan or transaction to be in compliance with Rule 16b-3.

REVOCABLE PROXY

AMERICAN DENTAL PARTNERS, INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

APRIL 26, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Breht Feigh and Michael Vaughan, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of American Dental Partners, Inc. to be held at the offices of Summit Partners located at 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116, on Tuesday, April 26, 2005, at 1:00 p.m., local time, or any adjournments thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess if personally present.

1.	Election of Class II Directors, to serve a term of three years expiring in 2008 and until his successor has been duly elected and qualified.

James T. Kelly                    For ☐            Withhold ☐

Martin J. Mannion             For ☐            Withhold ☐

2.	To approve the adoption of American Dental Partners 2005 Equity Incentive Plan and 450,000 shares of common stock reserved for issuance under the plan.

For ☐            Against ☐            Abstain ☐

3.	To approve the adoption of American Dental Partners 2005 Directors Stock Option Plan and 150,000 shares of common stock reserved for issuance under the Plan.

For ☐            Against ☐            Abstain ☐

4.	On such other business as may properly come before the meeting.

The Proxies will vote as specified above, or if a choice is not specified, they will vote FOR the nominees listed in Item 1 and FOR the Proposals in Items 2 and 3.

(Please sign exactly as your name or names appear hereon, indicating where proper, official position or representative capacity).

Please be sure to sign and date

this Proxy in the box below.

Date

Stockholder sign above–––––––––––Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

AMERICAN DENTAL PARTNERS, INC.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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